UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section
13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-27836 (Commission File Number)	65-0643773 (IRS Employer Identification No.)
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 21000

(Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: +972-4-988-9488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 3, 2007, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release to announce that the Company would present at the Biotechnology Industry Organization’s (BIO), 2007 International Convention being held at the Boston Convention & Exhibition Center, Boston, Massachusetts, on May 7, 2007. The full text of the press release is set forth in Exhibit 99.1.

A copy of the Company’s presentation materials for the convention, appearing in Exhibit 99.2, is furnished and not filed pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated May 3, 2007, titled “Protalix BioTherapeutics to Present at the BIO International Convention on May 7, 2007”.

99.2	Slide Presentation to be used at the Biotechnology Industry Organization’s (BIO), 2007 International Convention on May 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: May 4, 2007	By:	/s/ David Aviezer
	Name: Title:	David Aviezer, Ph.D. President and Chief Executive Officer

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